Exhibit 4.03

GoogleTM
NUMBER
GOOG
SHARES
GOOGLE INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 38259P 70 6
SEE REVERSE SIDE FOR CERTAIN RESTRICTIONS
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX
THIS CERTIFIES THAT
SPECIMEN
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS C CAPITAL STOCK, PAR VALUE $0.001 PER SHARE, OF
GOOGLE INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
EXECUTIVE CHAIRMAN
©SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960
GOOGLE INC.
CORPORATE
SEAL
OCT. 22,
2002
DELAWARE
SENIOR VICE PRESIDENT, CORPORATE DEVELOPMENT, CHIEF LEGAL OFFICER AND SECRETARY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

GOOGLE INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any stockholder of the Corporation upon written request and without charge from the secretary of the Corporation at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

COM PROP	—	as community property			(State)

			UNIF TRF MIN ACT —		Custodian (until age		)
(Cust)

under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Class C capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE(S) GUARANTEED

The signature(s) must be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).